Impairment	6 Months Ended
Jun. 30, 2019
Impairment.
Impairment

5.        Impairment

	Half-year to	Half-year to
	30 June	30 June
	2019	2018
	£m	£m

Impact of transfers between stages	379	340
Other changes in credit quality	220	248
Additions (repayments)	(56)	(95)
Methodology changes	16	(61)
Model changes	29	—
Other items	1	(2)
	210	90
Total impairment charge	589	430

In respect of:
Loans and advances to banks	—	—
Loans and advances to customers	610	444
Debt securities	—	—
Due from fellow Lloyds Banking Group undertakings	(1)	—
Financial assets at amortised cost	609	444
Other assets	—	—
Impairment charge on drawn balances	609	444
Loan commitments and financial guarantees	(20)	(15)
Financial assets at fair value through other comprehensive income	—	1
Total impairment charge	589	430

The Group’s impairment charge comprises the following:

Transfers between stages

The net impact on the impairment charge of transfers between stages.

Other changes in credit quality

Changes in loss allowance as a result of movements in risk parameters that reflect changes in customer credit quality, but which have not resulted in a transfer to a different stage. This also contains the impact on the impairment charge of write-offs and recoveries, where the related loss allowances are reassessed to reflect ultimate realisable or recoverable value.

Additions (repayments)

Expected loss allowances are recognised on origination of new loans or further drawdowns of existing facilities. Repayments relate to the reduction of allowances as a result of repayments of outstanding balances.

Methodology changes

Increase or decrease in impairment charge as a result of adjustments to the models used for expected credit loss calculations; either as changes to the model inputs (risk parameters) or to the underlying assumptions.

Model changes

The impact on the impairment charge of changing the models used to calculate expected credit losses.